TOWER U.S. GOVERNMENT INCOME FUND
(A Portfolio of Tower Mutual Funds)

SUPPLEMENT TO COMBINED PROSPECTUS DATED OCTOBER 31, 1996

Please be advised that effective immediately, Tower U.S. Government Income Fund may invest up to 20% of its total assets in corporate debt obligations and asset-backed securities rated `A'' or better by a nationally recognized statistical rating organization or of comparable quality as determined by the Fund's investment adviser.

Accordingly, please insert the following as the fifth paragraph of the sub-section entitled `ACCEPTABLE INVESTMENTS'' on page 20:
     `CORPORATE BONDS. The Fund may invest in domestic issues of corporate debt obligations rated `A'' or better by Moody's, S&P or Fitch, or which, if unrated, are deemed to be of comparable quality by the investment adviser. If a debt security's rating falls below `A'' after the Fund has purchased it, the Fund is not required to drop the debt security from the portfolio, but will consider appropriate action. A description of the rating categories is contained in the Appendix to the Statement of Additional Information. The prices of fixed income securities fluctuate inversely to the direction of interest rates.''

In addition, please note that the section entitled `ASSET-BACKED
SECURITIES''on page 18 applies also to Tower U.S. Government Income Fund.
                                                             April 29, 1997
Federated Securities Corp. is the distributor of the Fund and is a subsidiary of Federated Investors.
Cusip 891836405
G01034-05 (4/97)

TOWER U.S. TREASURY MONEY MARKET FUND
(A Portfolio of Tower Mutual Funds)
-------------------------------------------------------------------------------
SUPPLEMENT TO THE COMBINED PROSPECTUS DATED OCTOBER 31, 1996

 A. Please delete the "Summary of Fund Expenses--Money Market Funds" on page 4 and replace it with the following:

SUMMARY OF FUND EXPENSES--MONEY MARKET FUNDS
-------------------------------------------------------------------------------

                                                                  U.S. TREASURY
                                                           CASH       MONEY
                                                          RESERVE    MARKET
                                                           FUND       FUND
                                                          ------- -------------
                       SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a
 percentage of offering price)...........................  None       None
Maximum Sales Charge Imposed on Reinvested Dividends (as
 a percentage of offering price).........................  None       None
Contingent Deferred Sales Charge (as a percentage of
 original purchase price or redemption proceeds, as
 applicable).............................................  None       None
Redemption Fee (as a percentage of amount redeemed, if
 applicable).............................................  None       None
Exchange Fee.............................................  None       None

                         ANNUAL FUND OPERATING EXPENSES
                    (As a percentage of average net assets)
Management Fees .........................................  0.40%      0.40%
12b-1 Fees (1)...........................................  0.25%      0.00%
Total Other Expenses.....................................  0.22%      0.26%
  Total Operating Expenses (2)...........................  0.87%      0.66%

------
(1) Under the Rule 12b-1 distribution plan, U.S. Treasury Money Market Fund can pay the distributor up to 0.25% as a 12b-1 fee. The 12b-1 fee has been reduced to reflect the voluntary waiver of a portion of the 12b-1 fee for the U.S. Treasury Money Market Fund. The distributor can terminate this voluntary waiver at any time at its sole discretion.
(2) The Total Operating Expenses for U.S. Treasury Money Market Fund in the table above are based on expenses expected during the fiscal year ending August 31, 1997. The Total Operating Expenses for U.S. Treasury Money Market Fund were 0.44% for the fiscal year ended August 31, 1996, and would have been 0.66% absent the voluntary waiver of a portion of the management fee by the adviser.

  THE PURPOSE OF THIS TABLE IS TO ASSIST AN INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT A SHAREHOLDER OF THE FUNDS WILL BEAR, EITHER DIRECTLY OR INDIRECTLY. FOR MORE COMPLETE DESCRIPTIONS OF THE VARIOUS COSTS AND EXPENSES, SEE "TOWER MUTUAL FUNDS INFORMATION" AND "INVESTING IN THE FUNDS." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE
-------
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period. The Funds charge no redemption fees.

                                                                   U.S. TREASURY
                                                            CASH       MONEY
                                                           RESERVE    MARKET
                                                            FUND       FUND
                                                           ------- -------------
1 Year....................................................  $  9        $ 7
3 Years...................................................  $ 28        $21
5 Years...................................................  $ 48        $37
10 Years..................................................  $107        $82


  THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                                                 April 29, 1997
Federated Securities Corp. is the distributor of the Fund       [RECYCLED LOGO]
and is a subsidiary of Federated Investors.

Cusip 891836603
G01034-06 (4/97)